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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fox Entertainment Group, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David F. DeVoe, Senior Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David F. DeVoe

David F. DeVoe
Senior Executive Vice President and Chief Financial Officer
September 25, 2003

[A signed original of this written statement required by section 906 has been provided to Fox Entertainment Group, Inc. and will be retained by Fox Entertainment Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]